                            Joint Filer Information

Name of Joint Filer:                    Tishman Speyer Innovation Sponsor II,
                                        L.L.C.

Address of Joint Filer:                 c/o Tishman Speyer
                                        Rockefeller Center, 45 Rockefeller Plaza
                                        New York, New York 1011

Relationship of Joint Filer to Issuer:  10% Owner

Issuer Name and Ticker or               TISHMAN SPEYER INNOVATION CORP. II
Trading Symbol:                         [ TSIB ]

Date of Event Requiring Statement       03/28/2021
(Month/Day/Year):

Name of Joint Filer:                    Tishman Speyer Properties, L.P.

Address of Joint Filer:                 Rockefeller Center, 45 Rockefeller Plaza
                                        New York, New York 1011

Relationship of Joint Filer to Issuer:  10% Owner

Issuer Name and Ticker or               TISHMAN SPEYER INNOVATION CORP. II
Trading Symbol:                         [ TSIB ]

Date of Event Requiring Statement       03/28/2021
Month/Day/Year):

Name of Joint Filer:                    Tishman Speyer Properties, Inc.

Address of Joint Filer:                 c/o Tishman Speyer
                                        Rockefeller Center, 45 Rockefeller Plaza
                                        New York, New York 1011

Relationship of Joint Filer to Issuer:  10% Owner

Issuer Name and Ticker or               TISHMAN SPEYER INNOVATION CORP. II
Trading Symbol:                         [ TSIB ]

Date of Event Requiring Statement       03/28/2021
 (Month/Day/Year):

Name of Joint Filer:                    Robert J. Speyer

Address of Joint Filer:                 c/o Tishman Speyer
                                        Rockefeller Center, 45 Rockefeller Plaza
                                        New York, New York 1011

Relationship of Joint Filer to Issuer:  10% Owner, Chief Executive Officer
                                        and Chairman

Issuer Name and Ticker or               TISHMAN SPEYER INNOVATION CORP. II
Trading Symbol:                         [ TSIB ]

Date of Event Requiring Statement       03/28/2021
 (Month/Day/Year):

Name of Joint Filer:                    Jerry I. Speyer

Address of Joint Filer:                 c/o Tishman Speyer
                                        Rockefeller Center, 45 Rockefeller Plaza
                                        New York, New York 1011

Relationship of Joint Filer to Issuer:  10% Owner

Issuer Name and Ticker or               TISHMAN SPEYER INNOVATION CORP. II
Trading Symbol:                         [ TSIB ]

Date of Event Requiring Statement       03/28/2021